UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2008

Platinum Research Organization, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52029	20-2842514
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

2777 Stemmons Freeway, Suite 1440

Dallas, Texas 75207

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (214) 271-9503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 24, 2008, Platinum Research Organization, Inc. (the “Company”) issued a press release containing certain information that on September 22, 2008, the Company had reached agreement on $1.5 million of financing and had also reached agreement with the City of Seattle Employees Retirement System to reduce the principal amount of the note payable by the Company to the Retirement System from $6,000,000 to $4,590,000. A copy of the press release is attached as Exhibit 99.1.

(a) Secured Convertible Promissory Note

On September 22, 2008, Platinum Research Organization, Inc (the “Company”) and its subsidiaries, PRO Operations, L.P. and Platinum Intellectual Property, L.P., both Texas limited partnerships, (collectively, “the Partnerships”) completed the sale and issuance of a convertible promissory note in the principal amount of $1,500,000 (the “Note”) to Alpina Lending, L.P., a Nevada limited partnership (“Alpina”), on its own behalf and as agent for certain other lenders. Alpina and certain other lenders are related parties to the Company.

The Note provides for two tranches of advances. The initial advance of $750,000 (less previous advances of $192,775 plus accrued interest) is disbursable to the Company upon execution of the Note. The second tranche of $750,000 is disbursable to the Company at the request of the Company, subject to the usual and customary conditions. The Note is due and payable by the Company on February 11, 2011. The note bears interest at the rate equal to the variable “prime rate” from time to time published in the Money Rates column of The Wall Street Journal plus 3% per annum. All or part of the principal outstanding balance and all or part of the accrued but unpaid interest thereon may, at anytime starting six months after the date of the Note, be converted by Alpina into common stock of the Company at a conversion price equal to $0.18 per share. The principal amount received under the Note will be used for working capital and other general corporate purposes.

A copy of the Note is filed as an exhibit to this Form 8-K and is incorporated in this item 1.01(a) by reference. The description of the Note is qualified in its entirety by reference to the full text of the Note.

(b) Security Agreement

On September 22, 2008, in connection with the Note, the Partnerships entered into a Security Agreement with Alpina on its own behalf and as agent for certain other lenders. The Security Agreement provides in order to secure the payment and performance of the Note, that the Partnerships grant to Alpina, as the secured party, a first priority security interest subject to certain permitted liens on all personal and fixture property of the Partnerships. The first priority security interest granted by the Security Agreement is pari passu with a prior security interest granted by Platinum Intellectual Property L.P. to the Seattle City Employees’ Retirement System on December 3, 2004 for a $6,000,000 loan. Upon the satisfaction of all of the Partnerships’ obligations under the Note and the Security Agreement, the security interest shall terminate.

A copy of the Security Agreement is filed as an exhibit to this Form 8-K and is incorporated in this Item 1.01(b) by reference. The description of the Security Agreement is qualified in its entirety by reference to the full text of the Security Agreement.

(c) Escrow Agreement

In connection with the Note and the Security Agreement, the Company and the Partnerships on September 22, 2008 entered into an Escrow Agreement (the “Escrow Agreement”) with Hallett & Perrin, P.C. (“Escrow Agent”) in order to facilitate the transactions contemplated by the Note and providing that the Note proceeds will be deposited with the Escrow Agent to be disbursed to the Company as provided in the Escrow Agreement and the Note.

A copy of the Escrow Agreement is filed as an exhibit to this Form 8-K and is incorporated in this Item 1.01(c) by reference. The description of the Escrow Agreement is qualified in its entirety by reference to the full text of the Escrow Agreement.

(d) Second Omnibus Amendment

The Company and the Partnerships entered into a Second Omnibus Amendment dated September 22, 2008 (the “Second Omnibus Amendment”) among Newlight Capital, LLC, a New York limited liability company, Seattle City Employees’ Retirement System (“SCERS”) and JPMorgan Chase Bank N.A. The Second Omnibus Amendment amends certain terms of the senior secured note purchase agreement as well as certain other related loan documents, each dated as of December 3, 2004, as well as that certain Omnibus Amending Agreement dated January 9, 2007 (collectively, the “SCERS Loan Documents”) concerning a loan by SCERS to Platinum Intellectual Property, L.P. in the Principal amount of $6,000,000 (the “SCERS Loan”).

The Second Omnibus Amendment provides for the release of $1,410,000 restricted cash in escrow and allows the Company to pay the restricted cash to SCERS to reduce the amount of the note payable to SCERS from $6,000,000 to $4,590,000.

The SCERS Loan Documents also provide for certain participation payments to SCERS based upon the Company’s gross revenues and consolidated net income. The participation payments previously provided for in the SCERS Loan Documents have been reduced from $6,000,000 to $4,590,000 and are convertible by SCERS into Company common stock at $0.18 per share under certain conditions.

A copy of the Second Omnibus Amendment is filed as an exhibit to this Form 8-K and is incorporated in this Item 1.01(d) by reference. The description of the Second Omnibus Amendment is qualified in its entirety by reference to the full text of the Second Omnibus Amendment.

(e) Registration Rights Agreement

Also on September 22, 2008, the Company entered into a Registration Rights Agreement with SCERS under which the Company has agreed, among other things, to file a registration statement with the Securities and Exchange Commission with respect to the resale of shares of the Company’s common stock that may issued as a result of SCERS exercising its conversion rights described in this Item 1.01(d) above. The Company has also agreed to use all commercially reasonable efforts to have such registration statement declared effective by the SEC as soon as practicable after such conversion rights are exercised.

A copy of the Registration Rights Agreement is filed as an exhibit to this Form 8-K and is incorporated in this Item 1.01(e) by reference. The description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement.

(f) Guaranty Agreements

In connection with the SCERS Loan, on September 22, 2008, the Company entered into a Guaranty Agreement with SCERS wherein the Company unconditionally guarantees to SCERS the payment of the SCERS Loan by Platinum Intellectual Property, L.P. Also on September 22, 2008 PRO Operations, L.P. entered into a similar Guaranty Agreement.

A copy of the Guaranty Agreements are filed as an exhibit to this Form 8-K and are incorporated in this Item 1.01(f) by reference. The descriptions of the Guaranty Agreements are qualified in their entirety by reference to the full text of the Guaranty Agreements.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

The disclosures under Items 1.01 (a), (d) and (f) above are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Note and the Second Omnibus Amendment is incorporated by reference into this Item 3.02. The conversion rights and any shares of the Company’s common stock that may be issued thereunder will be made pursuant to an exemption from registration under Regulation D of the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Company’s press release is incorporated by reference into this Item 8.01. The Company also announced that an advanced new engine oil formulation containing its low phosphorous additive TechroBond® has passed the demanding International Lubricants Standardization and Approval Committee (ILSAC) IV-A performance test required by the major automakers to assure satisfactory engine life and performance.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. N/A

(b)	Pro forma financial information. N/A

(c)	Exhibits.

As described in Item 1.01 of this Report the following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Convertible Secured Promissory Note dated September 22, 2008 by Platinum Research Organization, Inc., PRO Operations, L.P. and Platinum Intellectual Property, L.P. payable to the order of Alpina Lending, L.P.

4.2	Second Omnibus Amendment, dated September 22, 2008, among Platinum Research Organization, Inc., PRO Operations, L.P., Platinum Intellectual Property, L.P., Seattle City Employees’ Retirement System, Newlight Capital, LLC and JPMorgan Chase N.A.

10.1	Security Agreement, dated September 22, 2008 among PRO Operations, L.P., Platinum Intellectual Property, L.P. and Alpina Lending, L.P.

10.2	Escrow Agreement, dated September 22, 2008 among PRO Operations, L.P., Platinum Intellectual Property, L.P., Platinum Research Organization, Inc., Alpina Lending, L.P. and Hallett & Perrin, P.C.

10.3	Guaranty Agreement, dated September 22, 2008 between Seattle City Employees’ Retirement System and Platinum Research Organization, Inc.

10.4	Guaranty Agreement, dated September 22, 2008 between Seattle City Employees’ Retirement System and PRO Operations, L.P.

10.5	Registration Rights Agreement, dated September 22, 2008 between Seattle City Employees’ Retirement System and Platinum Research Organization, Inc.

99.1	Press release dated September 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM RESEARCH ORGANIZATION, INC.

Date: September 26, 2008	By:	/s/ David Hart
	Name:	David Hart
	Title:	Interim Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

4.1	Convertible Secured Promissory Note dated September 22, 2008 by Platinum Research Organization, Inc., PRO Operations, LP. and Platinum Intellectual Property, L.P. payable to the order of Alpina Lending, L.P.

4.2	Second Omnibus Amendment, dated September 22, 2008, among Platinum Research Organization, Inc., PRO Operations, L.P., Platinum Intellectual Property, L.P., Seattle City Employees’ Retirement System, Newlight Capital, LLC and JPMorgan Chase N.A.

10.1	Security Agreement, dated September 22, 2008 among PRO Operations, L.P., Platinum Intellectual Property, L.P. and Alpina Lending, L.P.

10.2	Escrow Agreement, dated September 22, 2008 among PRO Operations, L.P., Platinum Intellectual Property, L.P., Platinum Research Organization, Inc., Alpina Lending, L.P. and Hallett & Perrin, P.C.

10.3	Guaranty Agreement, dated September 22, 2008 between Seattle City Employees’ Retirement System and Platinum Research Organization, Inc.

10.4	Guaranty Agreement, dated September 22, 2008 between Seattle City Employees’ Retirement System and PRO Operations, L.P.

10.5	Registration Rights Agreement, dated September 22, 2008 between Seattle City Employees’ Retirement System and Platinum Research Organization, Inc.

99.1	Press release dated September 24, 2008.